                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement         / /  Confidential, for use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(a)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12


                          STRUCTURAL INSTRUMENTATION, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2).
     or Item 22(a)(2) of Schedule 14a.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          --------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          --------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          --------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          --------------------------------------------------------------------
     (5)  Total fee paid:

          --------------------------------------------------------------------

 / / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          --------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          --------------------------------------------------------------------
     (3)  Filing Party:

          --------------------------------------------------------------------
     (4)  Date Filed:

          --------------------------------------------------------------------

                        STRUCTURAL INSTRUMENTATION, INC.

                     December 8, 1995

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Structural Instrumentation, Inc. which will be held at the Westin Hotel/Seattle, at 1900 Fifth Avenue, Seattle, Washington, on January 10, 1996, at 2:00 p.m. I look forward to greeting as many of our shareholders as possible.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy statement.

Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.

                     Sincerely,



                     Rick A. Beets
                     President & CEO

                        STRUCTURAL INSTRUMENTATION, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                January 10, 1996

To the shareholders of STRUCTURAL INSTRUMENTATION, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Structural Instrumentation, Inc. (the "Company"), a Delaware corporation, will be held on Wednesday, January 10, 1996, at 2:00 p.m. local time, at the Westin Hotel/Seattle, 1900 Fifth Avenue, Seattle, Washington for the following purposes:

         1.       To elect a board of five directors.

         2. To consider and act upon a proposal to amend the company's name.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on December 6, 1995 will be entitled to a vote at the annual meeting and at any adjournment thereof.

                       By Order of the Board of Directors

                       Rick A. Beets
                       President & CEO

Seattle, Washington
December 8, 1995

================================================================================
                             YOUR VOTE IS IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

================================================================================

                        STRUCTURAL INSTRUMENTATION, INC.

                             4611 South 134th Place
                            Seattle, Washington 98168
                                 (206) 244-6100

                                 PROXY STATEMENT

                             SOLICITATION OF PROXIES

The Board of Directors of Structural Instrumentation, Inc. (the "Company"), is soliciting the enclosed proxy for use at the Annual Meeting of Shareholders of the Company to be held on Wednesday, January 10, 1996, at 2:00 p.m. local time, at the Westin Hotel, Seattle, 1900 Fifth Avenue, Seattle, Washington. Whether or not you plan to attend the meeting, you are requested to date, sign and return the proxy to the Company as promptly as possible. The shares represented by proxies will be voted in accordance with the Board of Directors' recommendations unless the proxy indicates otherwise. Any shareholders giving a proxy may revoke it at any time prior to its use by filing with the Secretary of the Company a written revocation of a proxy bearing a later date, or by voting in person at the meeting. The costs of the solicitation will be paid by the Company. In addition to the solicitation of proxies by the use of the mail, directors, officers and employees of the company may solicit proxies personally, or by other appropriate means. The Company may also request banks, brokerage houses, and other custodians, nominees or fiduciaries holding stock in their names for others, to send proxy materials and to obtain proxies from their principals, and the Company will reimburse them for their expenses in doing so.

The approximate date on which this proxy statement and the form of proxy is first being sent or given to the shareholders is December 8, 1995.

The Company's annual Report for the fiscal year ended July 31, 1995 (the "Annual Report"), is being mailed concurrently with this proxy statement. Brokerage houses, custodians, nominees, and others may obtain additional copies of the annual Report of this proxy statement by request to the Company.

                                  VOTING RIGHTS

As of December 6, 1995, there were 2,347,240 shares of the Company's common stock outstanding. The Company has only one class of equity security outstanding. Each share is entitled to one vote. The Board of Directors has set the close of business on December 6, 1995, as the record date for determining those shareholders entitled to vote at the Annual Meeting.

Each share of the Company's Common Stock outstanding on the record date is entitled to one vote per share at the 1995 annual meeting of stockholders. Under Delaware law and the Company's certificate of incorporation, if a quorum is present at the meeting, the five (5) nominees for election as directors who receive the greatest number of votes cast for the election of directors at the meeting by the shares present in person or represented by proxy at the meeting and entitled to vote shall be elected directors. In the election of directors, any action other than a vote for a nominee will have the practical effect of voting against the nominee. Abstention from voting will have the practical effect of voting against any other matter submitted to a vote at the meeting since it is one less vote for approval. Broker nonvotes on one or more matters will have no impact on such matters since they are not considered "shares present" for voting purposes.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

As of the close of business on December 6, 1995, there were 2,347,240 shares of common stock of the Company outstanding. The following table sets forth certain information regarding the Company's common stock beneficially owned on December 6, 1995 by (i) each person who is known by the Company to own beneficially more than 5% of the Company's common stock, (ii) each Director, (iii) the Chief Executive Officer, and (iv) all Directors and Executive Officers as a group:

                                                   Number of Shares of               Percent of
Name and Address of Beneficial Owner               Common Stock                      Beneficial
                                                   Beneficially Owned(1)             Ownership

RALPH E. CRUMP                                        429,124(2)(3)                    18.3%
Chairman of the Board, Treasurer, Director
28 Twisted Oak Circle
Trumbull, CT 06611

EDWARD A. ALKIRE                                      301,070(2)(4)                    12.8%
Secretary, Director
4316 48th NE
Seattle, WA 98105

S. SCOTT CRUMP(5)                                     223,624(2)(6)                     9.5%
Director
14950 Martin Drive
Eden Prarie, MN 53344

RICK A. BEETS                                         240,000(7)                       10.5%
President, CEO & CFO
26135 SE 36th Court
Issaquah, WA 98027

HEINZ ZWEIPFENNIG                                     103,000(2)                        4.4%
Director
4600 Via Dolce #216
Marina Del Rey, CA 90292

D. DEAN SPATZ                                          94,500(2)(8)                     4.0%
Director
5951 Clearwater Drive
Minnetonka, MN 55343

ALL DIRECTORS AND OFFICERS AS A GROUP (6 PERSONS)   1,391,318(2)(3)(4)(6)(7)(8)        57.9%

(1) Information with respect to beneficial ownership is based upon the Company's stock records and data supplied to the Company by the holders. Subject to applicable community property and similar statutes, and except as otherwise indicated, the persons listed as beneficial owners of the shares have sole voting and investment power with respect to such shares.

(2)   Includes 3,000 shares subject to currently exercisable options.

(3) Includes 213,062 shares held of record by Mr. Crump's wife, Marjorie L. Crump. Mr. Crump has shared voting and investment power with respect to such shares.

(4) Includes 2,000 shares held of record by Mr. Alkire's children for whom he acts as custodian.

(5)   S. Scott Crump is the son of Ralph E. Crump.

(6) Includes 109,562 shares held of record by Mr. Crump's wife, Lisa Crump. Mr. Crump has shared voting and investment power with respect to such shares.

(7) Includes 40,000 shares subject to currently exercisable options. Includes 20,000 shares of record held by Mr. Beets' wife, Mara J. Beets. Mr. Beets has shared voting and investment power with respect to such shares. Also includes 60,000 shares held of record by Mr. Beets' children for whom he acts as custodian. Does not include 60,000 unvested option shares granted in 1994.

(8) Includes 750 shares held of record by Mr. Spatz's wife, Ruth Carol Spatz. Mr. Spatz has shared voting and investment power with respect to such shares.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

         The Directors and Executive Officers of the Company are as follows:

NAME                                    AGE                                    POSITION
Rick A. Beets                           42                                     President, CEO, CFO

Ralph E. Crump                          72                                     Chairman of the Board,
                                                                               Treasurer, Director

Edward A. Alkire                        42                                     Secretary, Director

S. Scott Crump                          42                                     Director

D. Dean Spatz                           51                                     Director

Heinz Zweipfennig                       64                                     Director

                      PROPOSAL 1 --- ELECTION OF DIRECTORS

At the Annual Meeting five directors, constituting the entire Board of Directors, are to be elected to hold office until the next Annual Meeting and until their successors are duly elected and qualified. Messrs. R. Crump, E. Alkire, S. Crump, D. Spatz and H. Zweipfennig are the current directors of the company and have been nominated to continue as directors. Unless otherwise directed, the proxy holders will vote all proxies with a view toward the election of these nominees. If, due to circumstances not at present foreseen, any of such nominees shall not be available for election, the proxy will be voted for such other person or persons as the Board of Directors may recommend.

CERTAIN INFORMATION CONCERNING EXECUTIVE OFFICERS AND NOMINEES FOR DIRECTORS

Edward A. Alkire - Director since 1990, Chief Operating and Financial Officer from 1989 to 1993. Mr. Alkire is currently a partner of Holman & Associates. Prior to joining Structural Instrumentation, Inc. in 1989, Mr. Alkire was a Senior Manager at Touche Ross & Co., a certified public accounting firm, where he provided business and tax consulting services to closely-held and emerging businesses. Mr. Alkire is a Certified Public Accountant and is a graduate of Evergreen State College.

Rick A. Beets - Chief Executive Officer since August 1993, President and Chief Financial Officer since December 1993. Prior to joining SI, Mr. Beets served as a Division Manager for the Machinery and Equipment Group of Chicago-based FMC Corporation from 1988-1993. Prior to FMC (from 1977-1988), he worked with Colt Industries, Inc., in a number of increasingly responsible positions with the Fairbanks Morse Pump Division and the company's France Compressor Products Division. Mr. Beets holds a BS degree in Industrial Management and a MA degree in Business Administration.

Ralph E. Crump - Director since 1981, Treasurer since 1983, and Chairman of the Board since November 1988. Mr. Crump is a director and a co-founder of Osmonics, Inc. (NYSE - OSM), ex-chairman of Med-Chem Products, Inc., (AMEX), and Ivy Medical, Inc. (formerly NASDAQ - OTC). He is also a director and co-founder of Imtec, Inc. (NASDAQ - OTC) and two other manufacturing companies. Prior to November 1986, Mr. Crump was Chairman, President, and Director of Frigitronics, Inc., a manufacturer of eye care products, which he co-founded in 1962. Frigitronics' common stock was listed on the New York Stock Exchange until its acquisition by Revlon in November, 1986.

S. Scott Crump - Director since 1981. Mr. Crump joined the Company as its Vice President-Marketing and was an Executive Vice President until June 1988. He currently is the President of Stratasys Inc., (NASDAQ - SSYS), a manufacturer of equipment for the product design industry using prototyping technology. From 1988-1989 he was Chief Operating Officer of Ivy Medical, Inc., (formerly NASDAQ
- OTC) a manufacturer of equipment for the health care industry. He holds a BS in Mechanical Engineering and is a licensed engineer.

D. Dean Spatz - Director since 1983. Mr. Spatz is the Chairman and President of Osmonics, Inc. (NYSE - OSM), which designs, develops, manufactures and markets membrane systems for use in water purification and waste treatment equipment.

Heinz Zweipfennig - Director since 1979. Mr. Zweipfennig is the owner of Heinz Zweipfennig Management Consultants. He is a director of Software Management Services. From 1979 to 1984, Mr. Zweipfennig served as the Director of Operations for Scientific Data Systems, Inc., a Los Angeles, California based computer manufacturer. From 1976 to 1979, Mr. Zweipfennig was a plant manager for Perkin-Elmer, Inc.

COMMITTEES AND COMPENSATION OF THE BOARD OF DIRECTORS

During the last fiscal year of the Company, the Board of Directors had four meetings. Except for an audit committee and the committee for the administration of the 1994 Stock Option Plan, the Board of Directors has no compensation, nominating or other committee to carry out all or part of its management functions. The members of the audit committee are Messrs. Ralph E. Crump, D. Dean Spatz, and Heinz Zweipfennig.

During fiscal year 1995, each director attended at least 75 percent of the aggregate number of meetings of the Board of Directors and the committees on which each Director serves. During fiscal year 1995 one meeting was held by the Audit Committee. Members of the Board do not receive cash compensation for their service on the Company's Board of Directors or any committee thereof but are reimbursed for business expenses incurred in attending meetings.

On October 27, 1995 each member of the Board of Directors was granted a non-qualified stock option under the Company's 1994 Stock Option Plan to purchase 15,000 shares of the Company's common stock, at an exercise price of $4.50, (the fair market value of the common stock on the date of grant). The options vest at the rate of 3,000 shares per year beginning on the grant date, with all shares being fully vested on October 27, 1999. Unvested options expire upon termination of a Board member's term on the Board of Directors. Vested options remain exercisable until October 27, 2004 or 90 days after an option holder ceases to be a member of the Board of Directors.

PROPOSAL 2 -- CHANGE COMPANY NAME TO SI TECHNOLOGIES, INC.

The Board of Directors of the Company has approved an amendment to the Company's Certificate of Incorporation to change the name of the Company from Structural Instrumentation, Inc. to SI Technologies, Inc. The purpose of changing the Company name to SI Technologies is to adopt a corporate identity that better communicates the growing diversity of the Company's business. The addition of the Advanced Recording Instruments (ARI) product line in October of 1995, increases the Company's range of products to include computer-based management information systems and specialized computer technology. Continued diversity of products is an integral part of the Company's plan for future growth. The Board of Directors believes the name SI Technologies, Inc. better represents the Company and its future.

                             EXECUTIVE COMPENSATION

The following table sets forth information with respect to compensation paid or accrued during the years ended July 31, 1995 and 1994 for the CEO. No other officer of the company received compensation exceeding $100,000.

                           SUMMARY COMPENSATION TABLE

                                                               Annual Compensation        Long Term Compensation
                                                               -------------------        ----------------------
                                                                                                    Awards
                                                                                                    ------
                                                                                                   Options
Name & Principal Position              Fiscal Year      Annual Salary        Bonus                 (Shares)
-------------------------              -----------      -------------        -----                 --------
Rick A. Beets (1)                         1995             $120,000         $70,000                     --
President, CEO & CFO                      1994             $120,000         $40,000               100,000(2)

(1) Effective August 2, 1993 Mr. Beets joined SI as Chief Executive Officer. In December 1993 he became President and Chief Financial Officer.

(2) Consists of option to acquire 100,000 shares at exercise price of $1.562 (fair market value on date of grant) issued under Company's 1984-1985 Stock Option Plan on April 14, 1994.

The following table shows information concerning the number and value of unexercised options held by Mr. Beets at the end of fiscal 1995. No stock option grants were made to Mr. Beets in fiscal year 1995.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                   VALUES(1)


                                         Number of Securities Underlying       Value Unexercised of in-the-
                                          Unexercised Options at FY-End           money Options at FY-End
Name                                       Exercisable/Unexercisable(1)          Exercisable/Unexercisable
----                                     -------------------------------       ----------------------------
Rick A. Beets                                      40,000/60,000                 $102,520/$153,720(2)
President, CEO & CFO

(1)   No options were exercised by Mr. Beets during fiscal 1995.

(2) The values shown equal the difference between the exercise price of unexercised in-the-money options and the closing price of the underlying common stock at July 31, 1995. Options are in-the-money if the fair market value of the Common Stock exceeds the exercise price of the options.

DESCRIPTION OF THE COMPANY'S STOCK OPTION PLANS

The Company has options outstanding under two Stock Option Plans, the amended and restated 1984-85 Stock Option Plan and the 1994 Stock Option Plan (the "1994 Plan"). The 1984-1985 Plan has expired and no further options may be granted under that plan. The 1994 Plan provides for the grant of statutory stock options and non-qualified stock options to purchase an aggregate of 300,000 shares of common stock. The Plan is administered by two or more members of the board of directors. Statutory options may not be granted at an exercise price less than fair market value of the common stock on the date of grant. Unless otherwise specified, the options granted under the 1994 Plan expire up to ten years from the date of grant. Generally, if an optionee ceases to be an employee or director for any reason other than death or disability, the option expires 90 days after the date of termination.

EMPLOYMENT AGREEMENT - EXECUTIVE OFFICER

Pursuant to the terms of an employment agreement entered into between the Company and Rick A. Beets in connection with the commencement of his employment on August 2, 1993, Mr. Beets was provided with an annual salary of $120,000. In addition, the Company agreed to provide one (1) year of severance pay, including benefits, if Mr. Beets is involuntarily terminated within the first two (2) years of service. Mr. Beets was granted an option to purchase 100,000 shares of common stock at an exercise price of $1.562 per share (fair market value at date of grant). These options were granted pursuant to the amended and restated 1984-85 Stock Option Plan.

                           COMPLIANCE WITH SECTION 16

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors, and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all section 16(a) reports.

To the Company's knowledge, based solely on review of such reports furnished to the Company, during the fiscal year ended July 31, 1995, all Section 16(a) filing requirements applicable to its officers and directors were filed on a timely basis.

                              SHAREHOLDER PROPOSAL

Proposals of shareholders to be presented at the 1996 Annual Meeting of Shareholders must be received by the Company at its principal executive offices, no later than August 10, 1996, in order to be included in the proxy statement and form of proxy relating to that meeting.

                                   FORM 10-KSB

A copy of the Company's annual report on Form 10-KSB, as filed with the Securities and Exchange Commission, will be furnished without charge to any shareholder upon written request to the President of Structural Instrumentation, Inc., 4611 South 134th Place, Seattle, Washington, 98168, Attn: Rick A. Beets, President & CEO.

                                 OTHER BUSINESS

The Board of Directors knows of no business that will be presented for consideration at the annual meeting other than as stated in the Notice of Annual Meeting. If, however, other matters are properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the proxy holders or their substitutes.

STRUCTURAL                                 THIS PROXY IS SOLICITED ON BEHALF OF
INSTRUMENTATION, INC.                      THE BOARD of Directors for the Annual
                                           Meeting of Shareholders to be held on
                                           January 10, 1996. The undersigned
                                           hereby constitutes and appoints Rick
                                           A. Beets and Ralph E. Crump and each
                                           of them, with full power of
                                           substitution, attorneys and proxies
                                           of the undersigned, to represent the
                                           undersigned and vote as if personally
                                           present at the Annual Meeting of
                                           Shareholders to be held at the Westin
                                           Hotel 1900 Fifth Avenue, Seattle,
                                           Washington at 2:00 p.m. local time
                                           and at any adjournment thereof, in
                                           the following manner:

1.  ELECTION OF DIRECTORS:  MANAGEMENT NOMINATES THE FOLLOWING DIRECTORS

         Edward A. Alkire                   Ralph E. Crump

         S. Scott Crump                     Heinz Zweipfennig

         D. Dean Spatz

              / / FOR all nominees listed above (except as marked contrary below)

              / /   WITHHOLD AUTHORITY to vote for all nominees listed above

              / /   ABSTAIN

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

_____________________        _____________________         _____________________

2. APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME TO SI TECHNOLOGIES, INC.

              / /   FOR

              / /   AGAINST

              / /   ABSTAIN

3. IN ACCORDANCE WITH THEIR BEST JUDGMENT with respect to any other matters which may properly come before this meeting.

When this proxy is properly executed and returned, shares it represents will be voted at the meeting in accordance with the choices specified above. IF NO CHOICES ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND PROPOSALS SET FORTH HEREIN AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE DESIGNATED INDIVIDUALS WITH RESPECT TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

Please date and sign exactly as your name or names appear below. If more than one owner, all should sign. When signing as attorney executor, administrator, trustee or guardian, give your full name and title as such. If the signatory is a corporation or partnership, sign the full corporate or partnership name by a duly authorized officer or partner.

                              DATED:_________________________________________

                              Signature:________________________________________

                              Signature:________________________________________

PLEASE COMPLETE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.